                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 NORTECH SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                          NORTECH SYSTEMS INCORPORATED

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 1997

                            ------------------------

To the Shareholders of Nortech Systems Incorporated:

    The Annual Meeting of Shareholders of Nortech Systems Incorporated (the "Company") will be held at the Wayzata Country Club, 200 West Wayzata Boulevard, Wayzata, Minnesota, on June 12, 1997, at 4:00 p.m., for the following purposes:

    1. To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at three;

    2. To elect a Board of Directors to serve for a one-year term and until their successors are elected and qualify;

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on May 2, 1997, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

    Your attention is called to the accompanying Proxy Statement.

                                          By Order of the Board of Directors

                                          Quentin E. Finkelson
                                          SECRETARY

May 12, 1997

                          NORTECH SYSTEMS INCORPORATED

                               ------------------

                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS, JUNE 12, 1997

                            ------------------------

    This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Company"), in connection with the solicitation on behalf of the Company's Board of Directors of proxies for use at the annual meeting of shareholders to be held on June 12, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

    The address of the principal executive office of the Company is 641 East Lake Street, Suite 244, Wayzata, Minnesota 55391. This Proxy Statement and form of Proxy are being mailed to shareholders of the Company on May 12, 1997.

                     SOLICITATION AND REVOCATION OF PROXIES

    The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telegraph, telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to principals and obtaining their proxies.

    Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon.

                                 VOTING RIGHTS

    Only shareholders of record of the Company's 2,362,362 shares of Common Stock outstanding as of the close of business on May 2, 1997, will be entitled to execute proxies or to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares must be represented at the meeting, in person or by proxy, to transact business.

                             ELECTION OF DIRECTORS

    The bylaws of the Company provide for a Board of Directors consisting of one or more members, and further provide that the shareholders at each annual meeting shall determine the number of directors. The Company's Board of Directors recommends that the number of directors be set at three and it is intended that the proxies accompanying this statement will be voted at the 1997 meeting to establish a Board of Directors consisting of three members. The Board of Directors currently consists of three members, Quentin E. Finkelson, Myron Kunin and Richard W. Perkins. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the following three nominees:

                              QUENTIN E. FINKELSON
                                  MYRON KUNIN
                               RICHARD W. PERKINS

    Following is information regarding the nominees:

         NAME           AGE                       POSITION
----------------------  ---  ---------------------------------------------------
Quentin E. Finkelson    64   President and Chief Executive Officer, Treasurer,
                               Secretary and Chairman of the Board of Directors
Myron Kunin             68   Director
Richard W. Perkins      66   Director

    Mr. Finkelson has been President and Chief Executive Officer, Treasurer, Secretary and Chairman of the Board of Directors of the Company since November 30, 1990. Prior thereto, Mr. Finkelson was President, Secretary and Treasurer of DSC Nortech, Inc., the Company's predecessor, since October 1, 1988, and a director of that company since September 2, 1988.

    Mr. Kunin has served as Chairman of the Board of Directors of Regis Corporation since 1983. He is also a director of The Cerplex Group, Inc.

    Mr. Perkins is President, Chief Executive Officer and a director of Perkins Capital Management, Inc., Wayzata, Minnesota, where he has held those positions since January, 1985. Prior thereto, he was Senior Vice President of Piper Jaffray, Inc., Minneapolis, Minnesota. He is also a director of Bio-Vascular, Inc., Children's Broadcasting Corporation, Lifecore Biomedical, Inc., Peerless Industrial Group, Inc., CNS, Inc., Eagle Pacific Industries, Inc., and Quantech Ltd.

                               DIRECTORS MEETINGS

    There were two meetings of the Board of Directors during the last fiscal year. All directors attended meetings of the Board and committees of the Board on which such director served.

    The Company does not have a standing nominating committee of the Board. The Compensation and Audit Committees consist of Messrs. Kunin and Perkins.

                        REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is composed of the independent outside directors whose names appear following this report. The Committee considers a variety of issues in establishing compensation policies for executive officers, with the primary basis for compensation being the financial performance of the Company. Compensation for executive officers includes three elements: base salaries, bonuses, and options to acquire Common Stock. Salaries are based on factors such as the individual's level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies. Stock options are designed to increase the incentive for an executive's interest in the Company's long term success as measured by the market value of its stock.

    The chief executive officer's compensation for 1996 was based on the policies described above, with particular emphasis upon the Company's excellent financial performance. Further, it was determined that the compensation of the chief executive officer was comparable to compensation of chief executive officers of comparable companies. The compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

    Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience and performance of the individual. Reference is also made to the competitive marketplace for executive talent. Bonuses are granted on the basis of evaluating the executive's performance and the overall financial performance of the Company.

                                          Myron Kunin
                                          Richard W. Perkins
                                          MEMBERS OF THE COMPENSATION COMMITTEE

                           SUMMARY COMPENSATION TABLE

    The following table shows, for the fiscal years ended December 31, 1996, 1995 and 1994, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's president/chief executive officer, the only executive officer whose total annual compensation exceeded $100,000.

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                                                -------------
     NAME AND PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)       OPTIONS(#)
-------------------------------------  ---------  -----------  ---------------  -------------
Quentin E. Finkelson                        1996     122,724              0               0
  PRESIDENT/CHIEF EXECUTIVE OFFICER         1995     122,453              0          50,000
  SECRETARY, AND DIRECTOR                   1994     113,412              0          10,000

                              STOCK OPTION GRANTS

    There were no stock options granted in 1996 to the Named Executive Officer.

                    STOCK OPTION EXERCISES AND OPTION VALUES
   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

    The following table contains information concerning stock options exercised during 1996 and stock options unexercised at the end of 1996 with respect to the Named Executive Officer.

                                                                                     VALUE OF
                                                                   NUMBER OF        UNEXERCISED
                                                                  UNEXERCISED      IN-THE- MONEY
                                                                OPTIONS/SARS AT  OPTIONS/ SARS AT
                                                                FISCAL YEAR-END   FISCAL YEAR-END
                                                                      (#)               ($)
                                                                ---------------  -----------------
                           SHARES ACQUIRED                       EXERCISABLE/      EXERCISABLE/
                             ON EXERCISE     VALUE REALIZED($)   UNEXERCISABLE     UNEXERCISABLE
        NAME (A)               (#)(B)               (C)               (D)             (E)(1)
------------------------  -----------------  -----------------  ---------------  -----------------
Quentin E. Finkelson             --                 --            35,000/40,000      79,375/10,000

------------------------

(1) Market value of underlying securities at year-end minus the exercise price.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Such officers, directors and shareholders are required by the Commission's regulations to furnish the Company with copies of all reports. To the knowledge of the Company, based solely on a review of copies of reports filed with a Commission during the fiscal year ended December 31, 1996, all applicable Section 16(a) filing requirements were complied with.

                      COMPARATIVE STOCK PRICE PERFORMANCE

    The graph below compares total shareholder return on the Company's Common Stock for the last five fiscal years with the total return on Waters Instruments, Inc. (a peer issuer) and the NASDAQ Composite Index for the same periods. The graph assumes $100 invested on December 31, 1991.

                              NORTECH SYSTEMS INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      COMPARATIVE STOCK PRICE PERFORMANCE
                                                   NORTECH       WATERS INSTRUMENTS         NASDAQ COMPOSITE
1991                                                    $100                       $100                     $100
1992                                                     125                        100                      115
1993                                                     300                         78                      132
1994                                                     225                         60                      128
1995                                                     529                        183                      178
1996                                                     350                        195                      219

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 1, 1997, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and by all executive officers and directors as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

                                                                          NUMBER OF SHARES
                                                                            BENEFICIALLY      PERCENT OF
NAME OF BENEFICIAL OWNER                                                        OWNED           CLASS
------------------------------------------------------------------------  -----------------  ------------
Myron Kunin ............................................................        958,357            39.4%
  7201 Metro Boulevard
  Edina, MN 55439
Quentin E. Finkelson....................................................        148,040(1)          6.1%
Richard W. Perkins......................................................         18,000(1)        *
All executive officers and directors as a group (six persons)...........      1,154,897(2)         47.5%

------------------------

(1) Includes 35,000 and 6,000 shares subject to presently exercisable options granted to Mr. Finkelson and Mr. Perkins, respectively, pursuant to the Company's stock option plan.

(2) Includes 67,500 shares subject to presently exercisable options.

 *  Less than one percent.

    The Company will mail its annual report for the year 1996 on or about May 12, 1997, to all shareholders of the Company of record on May 2, 1997.

                            INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed Larson, Allen, Weishair & Co., LLP, as independent accountants of the Company for 1997. Larson, Allen, Weishair & Co., LLP, has performed this function for the Company since 1991. Members of the firm will be available at the annual meeting of shareholders to answer questions and to make a statement if they desire to do so.

                            QUORUM AND VOTE REQUIRED

    The presence in person or by proxy of the holders of a majority of the voting power of the shares of common stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

                             SHAREHOLDER PROPOSALS

    Any proposal by a shareholder for the annual shareholders' meeting in June, 1998, must be received by the secretary of the Company at 641 East Lake Street, Suite 244, Wayzata, Minnesota 55391, not later than the close of business on December 20, 1997.

    Proposals received by that date will be included in the 1998 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

                                 OTHER BUSINESS

    The management does not know of any business other than the hereinbefore set forth that may be presented for action at the annual meeting of shareholders. If any other matters are properly presented at the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Quentin E. Finkelson
                                          SECRETARY

Minneapolis, Minnesota
May 12, 1997

                          NORTECH SYSTEMS INCORPORATED

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, JUNE 12, 1997

The undersigned hereby appoints Quentin E. Finkelson, Myron Kunin and Richard W. Perkins and any of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on June 12, 1997, and at any and all adjournments thereof.

 1. Proposal to fix number of directors at three:
         / / For              / / Against           / / Abstain
 2. Election of directors
    NOMINEES: Quentin E. Finkelson, Myron Kunin, Richard W. Perkins
         / / FOR all nominees above; except         / / WITHHOLD AUTHORITY to
         vote withheld from individual nominees     vote for all nominees listed
                                                    above, (if any).

       INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

 3. In their discretion, on such matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all the nominees listed in paragraph 2.

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                                          Dated: ________________________ , 1997
                                          ______________________________________
                                          (Signature of Shareholders)
                                          ______________________________________
                                          (Signature of Shareholders)

                                          Where stock is registered jointly in
                                          the name of two or more persons ALL
                                          should sign. Signature(s) should
                                          correspond exactly with the name(s) as
                                          shown above. Please sign and date and
                                          return promptly in the enclosed
                                          envelope. No postage need be affixed
                                          if mailed in the United States.